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                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934.


        Date of Report (Date of earliest event reported)  May 21, 1999
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                        Cragar Industries, Inc.
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Delaware                        1-12559                     86-0721001
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(State or other jurisdiction    (Commission               (IRS Employer
of incorporation)               File Number)              Identification No.)

4636 North 43rd Avenue, Phoenix, Arizona                       85031
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(Address of principal executive offices)                     (zip code)


Registrant's telephone number, including area code         (623) 247-1300
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                              Not Applicable
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        (Former name or former address, if changed since last report.)


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                    INFORMATION TO BE INCLUDED IN REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


The Board of Directors of the Company, upon recommendation of the Audit Committee of the Board, on May 21, 1999 voted to terminate the Company's audit relationship with KPMG LLP and engage Semple & Cooper, LLP as its new independent accountants to audit the Company's financial statements.

The auditor's report issued by KPMG LLP covering the Company's financial statements as of and for the two years ended December 31, 1998, was modified to state the financial statements had been prepared assuming that the Company was to continue as a going concern in that the Company had a stockholders' deficiency and suffered recurring losses from operations that raised substantial doubt about its ability to continue as a going concern. During the two year period ended December 31, 1998 and the interim period thereafter from January 1, 1999 through May 21, 1999, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles and practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their report. The Company has authorized KPMG LLP to respond fully to inquiries from Semple & Cooper, LLP concerning all matters relating to prior audits conducted by KPMG LLP.

The Company interviewed Semple & Cooper, LLP before making its decision. During this interview Company representatives sought information concerning the potential auditor's familiarity with accounting matters affecting the automotive aftermarket industry and the Company. No specific advice was sought. The Company did not perceive that there were any differences with regard to substantive accounting issues as between Semple & Cooper, LLP and the Company's prior auditors.

The Company has supplied a copy of this disclosure to KPMG LLP. A copy of KPMG LLP's letter addressed to the Securities and Exchange Commission in accordance with the requirements of Item 304 (a) of Regulation S-K promulgated by the Securities and Exchange Commission, indicating that KPMG LLP agrees with the Company's statements in this disclosure in so far as they relate to KPMG LLP or the Company's relationship with KPMG LLP, is attached as Exhibit 1.

ITEM 7. EXHIBITS

(c)     Exhibit 1     Letter, dated May 24, 1999, to SEC from KPMG LLP

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CRAGAR INDUSTRIES, INC.

Date:  May 27, 1999                         /s/  Michael L. Hartzmark
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                                            Michael L. Hartzmark
                                            President, Treasurer & CEO


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